Equity Method Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments

(5) Equity Method Investments

The Company’s subsidiary, Stabilis Oilfield Investment Co, LLC, invested capital, equipment and engineering services valued at approximately $8.0 million for a 49% membership interest in LNG EF which was organized in 2013. The Company also invested capital and engineering services valued at approximately $250 thousand for a 50% membership interest in FHR, a related entity holding a 2% interest in LNG EF.

The Company’s combined 50% interest in LNG EF resulted in the Company having significant influence over the entity’s operations but not control. Accordingly, the investment was recorded at cost and the carrying amount is increased or decreased based on the Company’s proportionate share of the entity’s earnings or losses, using the equity method of accounting.

As further discussed in Note (3) Step Acquisition of Equity Interest, on May 19, 2017, the Company acquired the remaining membership interest in both LNG EF and FHR resulting in a controlling financial interest and consolidation. Under the equity method of accounting, the Company recognized its proportionate share of losses for the period from January 1, 2017 through May 19, 2017 totaling $1.1 million in the accompanying consolidated statements of operations.

The following table summarizes the changes in the Company’s recorded amount of equity method investments for the year ended December 31, 2017 (in thousands):

	LNG EF	FHR	Total
Carrying value at January 1, 2017	$18,554	$484	$19,038
Equity loss	(1,095)	(3)	(1,098)
Change to consolidation	(17,459)	(481)	(17,940)

Carrying value at December 31, 2017	$—	$—	$—